UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         October 24, 2006
                                                 -------------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-13988                   36-3150143
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                               60181
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (630) 571-7700
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 11


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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 2.02-Results of Operations and Financial Condition                    3

Signatures                                                                 3

Exhibit Index                                                              4


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


Item 2.02-Results of Operations and Financial Condition
-------------------------------------------------------

On October 24, 2006, DeVry Inc. issued a press release announcing the Company's fiscal 2007 first quarter operating results. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          DEVRY INC.
                                                         ------------
                                                         (REGISTRANT)



Date: October 24, 2006                                   /s/ Ronald L. Taylor
                                                         --------------------
                                                         Ronald L. Taylor
                                                         Chief Executive Officer



Date: October 24, 2006                                   /s/ Richard M. Gunst
                                                         --------------------
                                                         Richard M. Gunst
                                                         Senior Vice President,
                                                         Chief Financial Officer
                                                         And Treasurer


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


                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                             Description                     Numbered Page
--------------------------------------------------------------------------------
99.1     Press release announcing the Company's fiscal 2007
         first quarter operating results.                              5-11



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